USAA CALIFORNIA BOND FUND

Supplement dated July 24, 2020

to the Statement of Additional Information dated June 29, 2020

This Supplement updates certain information contained in the above-dated Statement of Additional Information (the "SAI") for the USAA California Bond Fund (the "Fund").

The fifth paragraph in the section of the Fund's SAI entitled "Special Risk Considerations – General Economic Conditions – State Economic Outlook" is deleted in its entirely and hereby replaced with the following:

In June 2020, California's unemployment rate was 14.9%, compared to 12.2% at the recession's peak in parts of 2010 and the pre-recession low of 4.9% in parts of 2006. This is slightly higher than the national unemployment rate of 11.1% for June 2020. Though the June 2020 unemployment rates are lower than they were the prior month, this labor market data reflects the significant impact of the COVID-19 pandemic. Prior to the COVID-19 pandemic, California's unemployment rate was 3.9% from August 2019 through February 2020, while the U.S. unemployment rate during these months ranged from 3.5% to 3.7%. More jobs were lost in March and April 2020 than had been created in the previous nine years.

The section of the Fund's SAI entitled "Special Risk Considerations – State Budgets – Fiscal Year

2019-20 State Budget" is deleted in its entirely and hereby replaced with the following:

Fiscal Year 2019-20 State Budget. The 2019-20 budget was enacted on June 27, 2019 (the "2019 Budget"). The 2019 Budget contained a multi-year plan that had the State pay down debts and liabilities and maintain a balanced budget through fiscal year 2022-23. The 2019 Budget projected that fiscal year 2019-20 would have $146.0 billion in General Fund revenues and transfers and $147.8 in General Fund expenditures. A total of $14.9 billion was allocated to prior debts and deferrals, to reserves and to pay down the State's unfunded pension liabilities. In January 2020, a budget surplus of $5.6 billion was projected for the 2020-21 fiscal year, with revenues through March running $1.35 billion above projections.

The economic impact of the COVID-19 pandemic has changed the fiscal landscape dramatically, including significant job losses and business closures, which have sharply reduced State revenues. Under revised estimates, fiscal year 2019-20 is projected to have General Fund revenues and transfers of approximately $139.8 billion (a decline of approximately $6.2 billion from the 2019 Budget projections) and General Fund expenditures of approximately $146.9 billion (a decline of approximately $900 million from the 2019 Budget projections).

The section of the Fund's SAI entitled "Special Risk Considerations – State Budgets – Fiscal Year

2020-21 State Budget" is deleted in its entirely and hereby replaced with the following:

Fiscal Year 2020-21 State Budget. The Governor released the 2020-21 Governor's Budget (the "2020 Proposed Budget") on January 10, 2020, which contained a multi-year plan that projected a balanced General Fund budget with a positive operating reserve through fiscal year 2023-24, while paying down debts and long-term liabilities. The 2020 Proposed Budget preceded the COVID-19 pandemic and therefore did not take into account its significant adverse impacts on the State's financial condition. Given this impact, the revenue and expenditure projections in the 2020 Proposed Budget are no longer operative and have been significantly revised. The projected $5.6 billion surplus in the 2020 Proposed Budget changed to a projected $54.3 billion deficit at the time of the May revision of the budget.

The 2020-21 budget was enacted on June 26, 2020 (the "2020 Budget"), which closes the predicted budget deficit. To solve the anticipated budget shortfall, the 2020 Budget reduces spending, increases revenue estimates, shifts some costs to future years, and uses federal funds and some State reserves. The 2020 Budget projects $129.9 billion in General Fund revenues and transfers in fiscal year 2020-21, which is $9.8 billion lower from the prior fiscal year and includes using $8.8 billion in reserves. The 2020 Budget estimates General Fund expenditures of $133.9 billion for fiscal year 2020-21. The 2020 Budget estimates spending $5.7 billion to respond directly to the COVID-19 pandemic. Pursuant to federal law, at least 75% of these expenditures will be reimbursed by the federal government. The 2020 Budget relies on receiving $10.1 billion in federal funds, including $8.1 billion that has already been received. The 2020 Budget also includes $11.1 billion in reductions and deferrals that will be restored if at least $14 billion in federal funds are received by October 15, 2020. If the State receives a lower amount, the reductions and deferrals will be partially restored.

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PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds is distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and is being used by Victory Capital and its affiliates under license

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